ACCOUNTS RECEIVABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of accounts receivable and other

	As of December 31,
US$ MILLIONS	2023	2022
Current:
Accounts receivable(1)	$797	$441
Finance lease receivables	91	—
Prepayments & other assets	51	58
Total current	$939	$499

Non-current:
Finance lease receivables	$1,239	$—
Restricted cash(2)	91	—
Other assets	94	17
Total non-current	$1,424	$17

(1)Includes $291 million (2022: $254 million) receivable from one customer. Please refer to Note 16 for revenues attributable to this customer.
(2)Restricted cash primarily relates to our company’s financing arrangements, including debt service accounts. Cash that becomes unrestricted within one year of the reporting date is classified as cash and cash equivalents.